                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as
                                         ---------
of the 4th day of December 2000, by and between Zany Brainy, Inc., a Pennsylvania corporation ("Zany"), and Online Retail Partners Inc., a Delaware
                           ----
corporation ("ONRP").
              ----

     WHEREAS, Zany, ONRP, directly or through its wholly-owned subsidiary, Online Retail Partners LLC (as the successor in interest to ONRP Services LLC) ("ONRP Services"), ZB Holdings LLC, a Delaware limited liability company ("ZB
  -------------                                                            --
Holdings"), and ZanyBrainy.com LLC, a Delaware limited liability company
--------
("ZB.com"), previously entered into a series of agreements in furtherance of the
 -------
formation and operation of a joint venture for the purpose of operating under ZB.com an e-commerce site on the World Wide Web (the "Site");
                                                      ----

     WHEREAS, Zany, ONRP, ZB Holdings, ZB.com, Children's Equity LLC, a Delaware limited liability company that holds certain non-voting interests in ZB Holdings ("Children's Equity"), and Zany Brainy Direct LLC, a Delaware limited liability
  -----------------
company and a wholly owned subsidiary of Zany ("ZB Direct"), determined to
                                                ---------
effect the dissolution, liquidation and winding-up of ZB.com, ZB Holdings and Children's Equity in accordance with the terms of a Plan of Dissolution dated as of the date hereof (the "Plan of Dissolution");
                         -------------------

     WHEREAS, ONRP Services and ZB.com entered into a Web Site Services Agreement dated October 20, 1999 (the "WSSA") whereby ONRP Services agreed to
                                       ----
provide certain site development, hosting, and marketing services to ZB.com as set forth in the WSSA for a term of five years;

     WHEREAS, ONRP Services, ZB.com and Zany also entered into a Data Sharing/License Agreement dated October 20, 1999 (the "DSLA") whereby Zany,
                                                       ----
ZB.com and ONRP Services would share certain data and information gathered from the Site and other similar sites (collectively "Data"), and ONRP Services would
                                                ----
provide certain services related to the Data;

     WHEREAS, the rights and obligations of Zany under the WSSA and the DSLA have been transferred to ZB Direct;

     WHEREAS, under the terms of the Plan of Dissolution, (i) ZB Holdings has agreed to assume all of the liabilities of ZB.com, and ZB Direct has agreed to assume all of the liabilities of ZB Holdings, with such liabilities to include certain amounts owed to ONRP Services under the WSSA and (ii) Zany has agreed to guaranty the obligations of ZB Direct to ONRP Services; and

     WHEREAS, the parties have agreed that under the terms and conditions set forth in this Agreement, Zany will issue to ONRP shares of its common stock, par value $0.01 per share (the "Common Stock"), and a warrant to purchase shares of
                            ------------
Common Stock and pay ONRP an aggregate of one million dollars ($1,000,000) as set forth in Sections 2.5(a) and (b) of this Agreement (the "Cash Payments"), in
                                                             -------------
consideration for (i) the execution and delivery of the amendment, and agreement to terminate, the WSSA and DSLA and the full and complete satisfaction of all liabilities of ZB.com (or ZB Direct) to ONRP Services under the WSSA and the DSLA, which events shall be evidenced by the execution and delivery of an amendment and termination agreement in substantially the form attached as Exhibit A (the "Amendment and Termination Agreement"), (ii) the execution and
---------       -----------------------------------
delivery of a new license agreement by and among ZB Direct, ONRP and ONRP Services in substantially the form attached hereto as Exhibit B (the "New
                                                      ---------       ---
License Agreement"), and (iii) the execution and delivery of a Software Escrow
-----------------
Agreement between ONRP Services and ZB Direct, substantially in the form attached hereto as Exhibit C (the "Software Escrow Agreement").
                   ---------       -------------------------

     NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.   ACTIONS PRECEDING EXECUTION.

     Each of the parties understands and agrees that the following actions have been taken by the following parties prior to the date and time of the execution and delivery of this Agreement in contemplation of, and preparation for, the transactions contemplated by this Agreement:

     1.1  Authorization of Common Stock. Zany has authorized the issuance and
          ------------------------------
sale to ONRP of 1,250,000 shares of its Common Stock (the "Shares").
                                                           ------

     1.2  Authorization of Issuance of Warrant. Zany has authorized the issuance
          -------------------------------------
to ONRP of a warrant to purchase 1,000,000 shares of its Common Stock, in substantially the form attached hereto as Exhibit D (the "Warrant").
                                          ---------       -------

     1.3  Listing of Additional Shares. Zany will file with the Nasdaq National
          ----------------------------
Market a Notification Form for Listing of Additional Shares with respect to the Shares and the Warrant Shares (as defined below).

     1.4  Blue Sky. Zany has obtained all necessary Blue Sky law permits and
          ---------
qualifications, or has the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the Warrant Shares.

2.   CONSIDERATION; SALE OF SHARES; deliverables

     2.1  Consideration. The consideration for the issuance and sale of the
          --------------
Shares, the issuance of the Warrant to ONRP and the Cash Payments, shall be:

          (a) The execution and delivery of the Amendment and Termination Agreement;

          (b) The execution and delivery of the New License Agreement, providing for the transfer of certain technology as more specifically detailed on Annex I hereto; and
   -------

          (c)  The execution and delivery of the Software Escrow Agreement.

     2.2  Issuance of Shares and Warrant. Upon the execution and delivery of
          -------------------------------
this Agreement, Zany will issue and sell to ONRP the Shares and the Warrant. The Shares issued hereunder and the Common Stock issuable upon the exercise of the Warrant (the "Warrant Shares") are issued in a transaction that is exempt from registration
 --------------
under the Securities Act of 1933, as amended (the "Securities Act"), by reason
                                                   --------------
of Section 4(2) thereof and under applicable state securities laws.

     2.3  Location. The consummation of the purchase and sale of the Shares and
          --------
the other transactions contemplated by this Agreement shall take place on and as of the date hereof at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103.

     2.4  Items Delivered Simultaneously With the Execution of this Agreement.
          -------------------------------------------------------------------

          (a) ONRP has, and has caused ONRP Services to, execute and deliver to Zany the Amendment and Termination Agreement;

          (b) Zany has delivered to ONRP (i) a stock certificate representing ONRP's ownership of the Shares and (ii) the executed Warrant;

          (c) Zany has, and has caused ZB Direct to, execute and deliver to ONRP the Amendment and Termination Agreement;

          (d) ZB Direct, ONRP and ONRP Services have executed and delivered the New License Agreement; and

          (e) ZB Direct, ONRP Services and Fort Knox Escrow Services, Inc. have executed and delivered the Software Escrow Agreement.

     2.5  Cash Payments.  Zany agrees to pay ONRP:
          -------------

          (a) three hundred fifty thousand dollars ($350,000) on January 3, 2001, provided that ONRP is then in compliance with the terms of the WSSA as amended by the Amendment and Termination Agreement; and

          (b) six hundred fifth thousand dollars ($650,000) on February 5, 2001, provided that ONRP is then in compliance with the terms of the WSSA as amended by the Amendment and Termination Agreement.

     2.6  Retail Technology Delivery.  ONRP will cause ONRP Services to deliver
          --------------------------
to Zany, within thirty (30) days of the execution of this Agreement, the Retail Technology in the object code and source code form and the documentation related thereto which is reasonably required for a person of normal skill in the industry to use the object code and source code. Such delivery will be made in electronic and written format.

3.   REPRESENTATIONS AND WARRANTIES OF ONRP.

     To induce Zany to enter into this Agreement and consummate the transactions contemplated hereby, ONRP represents and warrants to Zany that, except as set forth in the disclosure schedule, if any, delivered by ONRP to Zany prior to the execution and delivery of this Agreement (the "ONRP Disclosure Schedule"):
                                               ------------------------

     3.1  Organization, Standing and Power. ONRP is a corporation duly
          --------------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of organization. ONRP has the corporate power to own its properties and to carry on its business as now being conducted. ONRP is not in violation of any of the provisions of its certificate of incorporation or bylaws.

     3.2  Authority. ONRP has all requisite corporate power and authority to
          ---------
enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of ONRP. This Agreement has been duly executed and delivered by ONRP and constitutes the legal, valid and binding obligation of ONRP enforceable against ONRP in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) (the "Bankruptcy and Equity Exception").
                                           -------------------------------
The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (a) any provision of the certificate of incorporation or bylaws of ONRP or (b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ONRP or any of its subsidiaries or their properties or assets, except where such conflict, violation, default, termination, cancellation or acceleration with respect to the foregoing provisions of clause (b) would not, individually or in the aggregate, have a Material Adverse Effect (as defined below) on ONRP. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority, is required by or with respect to ONRP in connection with the execution and delivery of this Agreement by ONRP or the consummation by Zany of the transactions contemplated hereby, except for such consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on ONRP and would not prevent, materially alter or delay any of the transactions contemplated by this Agreement. A "Material
                                                                     --------
Adverse Effect" with respect to any entity means any event, change or effect
--------------
that is materially adverse to the financial condition, properties, assets (including intangible assets), business, operations or products (including planned business, operations or products) of such entity and its subsidiaries, taken as a whole, except for (A) matters generally effecting the industry in which the such entity operates and (B) changes in general economic conditions.

     3.3  No Violation. Neither the execution or delivery of this Agreement by
          -------------
ONRP nor the consummation by it of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any court, administrative agency or commission or governmental authority or instrumentality (a "Governmental Authority") to
                                                 ----------------------
which ONRP is a party or to which it is bound or subject, or the provisions of the certificate of incorporation or bylaws of ONRP.

     3.4  Litigation; Claims.  There is no litigation, claim, proceeding or
          ------------------
government investigation (i) pending or, to ONRP's knowledge, threatened, against ONRP relating to the transactions contemplated by this Agreement, or (ii) to ONRP's knowledge, except as set forth in Schedule 3.4 hereto, pending or threatened against ZB.com or ZB
                ------------
Holdings.

     3.5  No Brokers.  Neither ONRP nor any individual, partnership,
          ----------
corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature (a "Person") acting on behalf of ONRP has obligated ONRP to pay any
           ------
brokerage or finders' fee or agents' commissions or investment bankers' or financial advisory fee or similar charges in connection with this Agreement or any transaction contemplated hereby to any Person, nor has ONRP or any such Person taken any action on which a claim for any such payment could be based.

     3.6  Investment Representations. ONRP has knowledge and experience in
          --------------------------
financial and business matters sufficient to enable it to evaluate the merits and risks of an investment in Zany and was not formed for the purpose of investing in Zany's Common Stock. ONRP has assets sufficient to enable it to bear the economic risk of its investment in the Shares and has assets in excess of Five Million Dollars ($5,000,000). ONRP is acquiring the Shares and the Warrant (including the underlying Warrant Shares) for its own account, and not with a present view to, or for sale in connection with, any distribution thereof. ONRP understands that the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) thereof, that the Shares have not been registered under applicable state securities laws by reason of their issuance in a transaction exempt from such registration requirements, and that the Shares may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws, or exempted from registration, and that the certificates representing the Shares will bear the legends required by applicable securities and blue sky laws. ONRP further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act is not presently available with respect to the Shares.

     3.7  ONRP's Acknowledgement as to Information. ONRP or its representatives
          ----------------------------------------
have received from Zany, or Zany has made available, (i) the Schedules to this Agreement, (ii) the Exhibits to this Agreement, (iii) such documents referred to in this Agreement or in the Schedules or Exhibits hereto and (iv) any other information as they have requested with respect to Zany as ONRP has deemed necessary and relevant in connection with the transactions contemplated by this Agreement, and ONRP has had the opportunity, directly or through its representatives, to ask questions of and receive answers from persons acting on behalf of Zany necessary to verify the information so obtained.

     3.8  Intellectual Property Representations. Any capitalized terms used but
          -------------------------------------
not defined in this Section 3.8 shall have the meanings ascribed to such terms in the WSSA.

          (a) All Retail Technology which is being transferred is identified in Annex II and there is no other Retail Technology used in the Site or developed
--------
by or on behalf of ONRP Services and/or ONRP except for that set forth on Annex
                                                                          -----
II;
--

          (b)  All Common Technology is identified in Annex I and there is no
                                                      -------
other Common Technology used in the Site or developed by or on behalf of ONRP Services and/or ONRP except for that set forth on Annex I. The Common Technology
                                                  -------
and the Retail Technology shall be collectively referred to herein as the "Technology";
 ----------

          (c)  No other software in addition to the Technology listed on Annex I
                                                                         -------
and Annex II is required to operate the Site to the same extent, with the same
    --------
functionality and in the same manner as the Site currently exists as of the date of this Agreement and as it has consistently operated during the past ninety days;

          (d) ONRP and/or ONRP Services owns, or has a license to use, all of the Technology. The Technology (exclusive of the software provided pursuant to the Third Party Agreements (as defined below)) was developed independently by ONRP Services without reference to the intellectual property of any third party. The Technology is provided by ONRP free of any liens or encumbrances. There are no claims or demands of any other entity pertaining to any such intellectual property and no proceedings have been instituted, or are pending or, to the knowledge of ONRP and/or ONRP Services, threatened, which challenge the rights of ONRP and/or ONRP Services in respect thereof. ONRP and/or ONRP Services has no knowledge of any infringement by others of any intellectual property rights in the Technology. To the knowledge of ONRP and/or ONRP Services, the operation of the Site and/or the Technology does not infringe any intellectual property rights of any other entity. No proceeding charging ONRP and/or ONRP Services with infringement of any adversely held intellectual property rights has been filed or, to the knowledge of ONRP and/or ONRP Services, is threatened to be filed. To the knowledge of ONRP and/or ONRP Services, there exists no unexpired patent or patent application which includes claims that would be infringed by or otherwise adversely affect the operation of the Site or the use of the Technology;

          (e) All patents, patent applications, trademark registrations, trademark applications and registered copyrights related to the Technology and the Site (exclusive of any of the foregoing related to software provided pursuant to Third Party Agreements) are identified on Annex I and Annex II. All
                                                      -------     --------
patents, patent applications, trademark registrations, trademark applications and registered copyrights identified on Annex I and Annex II have been duly
                                        -------     --------
registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights, or the corresponding offices of other jurisdictions as identified on Annex I and Annex II, and have been
                                        -------     --------
properly maintained and renewed in accordance with all applicable laws and administrative regulations of the United States and each such jurisdiction;

          (f) All licenses or other agreements under which ONRP and/or ONRP Services is granted intellectual property rights relating to the Technology ("Third Party Agreements") are listed in Annex I(a) and Annex II(a),
  ----------------------                 ----------     -----------
respectively. All of said licenses or other agreements are in full force and effect, there is no material default by ONRP and/or ONRP Services or, to the knowledge of ONRP and/or ONRP Services, any other party thereto. To the knowledge of ONRP and/or ONRP Services, the licensors under said licenses and other agreements have and had all requisite power and authority to grant the rights purported to be conferred thereby. The transfers of the Technology contemplated in this Agreement and the other agreements contemplated herein will not violate any provision of any Third Party Agreements, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), render the transfers invalid, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under any Third Party Agreement. True and complete copies of all such licenses or other agreements, and any amendments thereto, have been provided to Zany;

          (g) ONRP and/or ONRP Services has taken all steps required in accordance with sound business practice to establish and preserve its ownership of all intellectual property rights in the Technology, except where failure to take such steps would not have a material adverse effect on the operation of the Site. Such practices include, without limitation, requiring all professional and technical employees to execute agreements under which such employees are required to convey to ONRP and/or ONRP Services ownership of all inventions and developments conceived or created by them in the course of their employment;

          (h) The Technology as delivered to Zany and/or ZB Direct shall not contain "threats" known as viruses, time bombs, logic bombs, Trojan horses, trap doors, or other malicious computer instructions, intentional devices or techniques that can or were designed to threaten, infect, attack, assault, vandalize, defraud, disrupt, damage, disable, or shut down a computer system or any component thereof, including its security or user data; and

          (i) There are no (i) actions, suits, claims or proceedings pending or, to the knowledge of ONRP or ONRP Services, threatened against or affecting the Technology, at law or in equity, or before or by and any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Technology or (iii) governmental inquiry pending or, to the knowledge of ONRP or ONRP Services, threatened against, involving or affecting the Technology; provided, that, with respect to software provided pursuant to Third
            --------  ----
Party Agreements, the foregoing representations are limited to actions, suits, claims, proceedings, arbitrations and governmental inquiries, or threats thereof, known to ONRP or ONRP Services. There are no outstanding orders, writs, judgments, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting, the Technology; provided,
                                                                      --------
that, with respect to software provided pursuant to Third Party Agreements, the
----
foregoing representation is limited to orders, writs, judgments, injunctions and decrees known to ONRP or ONRP Services.

     3.9  Representations Complete. None of the representations or warranties
          ------------------------
made by ONRP herein contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein, in light of the circumstances with which they were made, not misleading.

     3.10 Financial Statements.  ONRP knows of no reason why the financial
          --------------------
statements of ZB.com and ZB Holdings prepared as of the date hereof are not (i) in compliance as to form in all material respects with applicable accounting requirements, (ii) prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other, and (iii) a fair presentation in all material respects of the consolidated financial condition and operating results of ZB.com and ZB Holdings, respectively, and their subsidiaries at the dates and during the periods indicated therein.

4.   REPRESENTATIONS OF ZANY.

     To induce ONRP to enter into this Agreement and consummate the transactions contemplated hereby, Zany represents and warrants to ONRP that, except as set forth in the disclosure schedule, if any, delivered by Zany to ONRP prior to the execution and delivery of this Agreement (the "Zany Disclosure Schedule"):
                                               ------------------------

     4.1 Organization, Standing and Power. Zany is a corporation duly organized,
         --------------------------------
validly existing and in good standing under the laws of its jurisdiction of organization. Zany has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Zany. Zany has made available to ONRP a true and correct copy of the articles of incorporation and bylaws or other charter documents, as applicable, of Zany, as amended to date. Zany is not in violation of any of the provisions of its articles of incorporation or bylaws.

     4.2  Authority. Zany has all requisite corporate power and authority to
          ---------
enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of Zany. This Agreement has been duly executed and delivered by Zany and constitutes the legal, valid and binding obligation of Zany enforceable against Zany in accordance with its terms, except as limited by the Bankruptcy and Equity Exception. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (a) any provision of the articles of incorporation or bylaws of Zany or
(b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Zany or any of its subsidiaries or their properties or assets), except where such conflict, violation, default, termination, cancellation or acceleration with respect to the foregoing provisions of clause (b) would not, individually or in the aggregate, have a Material Adverse Effect on Zany. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority, is required by or with respect to Zany or any of its subsidiaries in connection with the execution and delivery of this Agreement by Zany or the consummation by Zany of the transactions contemplated hereby, except for (w) any filings as may be required under applicable federal and state securities laws, (x) the filing with the Nasdaq National Market of a Notification Form for Listing of Additional Shares with respect to the Shares and the Warrant Shares, and (y) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on Zany and would not prevent, materially alter or delay any of the transactions contemplated by this Agreement.

     4.3  No Violation.  Neither the execution or delivery of this Agreement by
          ------------
Zany nor the consummation by it of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Governmental Authority to which Zany is a party or to which it is bound or subject, or the provisions of the articles of incorporation or bylaws of Zany.

     4.4  Capital Structure.  The authorized capital stock of Zany consists of
          -----------------
100,000,000 shares of Zany Common Stock, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which there were issued and outstanding as of the close of business on December 1, 2000, approximately 32,172,000 shares of Zany Common Stock and no shares of preferred stock. All outstanding shares of Zany Common Stock have been duly authorized, validly issued, fully paid and are nonassessable and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof. The shares of Zany Common Stock to be issued pursuant to this Agreement and the Warrant Shares to be issued pursuant to the terms of the Warrant will be duly authorized, validly issued, fully paid and nonassessable, and no stockholder of Zany will have any preemptive right of subscription or purchase in respect thereof.

     4.5  SEC Documents; Financial Statements.  As of their respective filing
          -----------------------------------
dates, each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act), definitive proxy statement and other filing filed with the Securities and Exchange Commission ("SEC") by Zany (collectively, the "Zany SEC Documents") complied in all
  ---                               ------------------
material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act, and none
                              ------------
of the Zany SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Zany SEC Document. All documents required to be filed as exhibits to the Zany SEC Documents have been so filed. The financial statements of Zany, including the notes thereto, included in the Zany SEC Documents (the "Zany
                                                                      ----
Financial Statements") were complete and correct in all material respects as of
--------------------
their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and were prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q under the Exchange Act). The Zany Financial Statements fairly present in all material respects the consolidated financial condition and operating results of Zany and its subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end audit adjustments). There has been no material change in Zany's accounting policies except as described in the notes to the Zany Financial Statements.

     4.6  No Brokers.  Zany has not incurred, nor will it incur, directly or
          ----------
indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' or financial advisory fees or any similar charges in connection with this Agreement to any Person, nor has Zany or any Person taken any action on which a claim for such payment could be based.

     4.7  Representations Complete. None of the representations or warranties
          ------------------------
made by Zany herein contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein, in light of the circumstances with which they were made, not misleading.

5.   INDEMNIFICATION.

     5.1  Survival of Representations, Warranties and Covenants.  All the
          -----------------------------------------------------
representations, warranties and covenants set forth in this Agreement or in any instrument delivered in connection herewith, and all rights of Zany and ONRP with respect thereto, shall survive until the date that is three (3) years following the date of this Agreement and shall terminate on such date. The termination of any representation or warranty, however, shall not affect the right to indemnification for breach of such representation or warranty if written notice of such breach is given prior to such termination.

     5.2  Indemnification.
          ---------------

          (a) From and after the date of this Agreement, and subject to the limitations set forth in this Section 5, ONRP will indemnify and hold harmless Zany and its officers, directors, agents and employees, and each person, if any, who controls or may control Zany within the meaning of the Securities Act (hereinafter referred to individually as an "Indemnified Person" and
                                             ------------------
collectively as "Indemnified Persons") from and against any and all losses,
                 -------------------
costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, reasonable legal fees and including any of the foregoing incurred in settlement of any litigation commenced or threatened (collectively, "Damages") resulting from, arising out of
                                        -------
or based on (i) any misrepresentation or breach of any of the representations, warranties, covenants and agreements given or made by ONRP in this Agreement or the ONRP Disclosure Schedule or (ii) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, to the extent that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to Zany by or on behalf of the Holder (as defined herein) and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability.

          (b) From and after the date of this Agreement, and subject to the limitations set forth in this Section 5, Zany will indemnify and hold harmless ONRP and each of its Indemnified Persons from and against any and all Damages resulting from, arising out of or based on (i) any misrepresentation or breach of any of the representations, warranties, covenants and agreements given or made by Zany in this Agreement or the Zany Disclosure Schedule or (ii) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder of the Registrable Securities (as defined herein) and each person controlling such Holder, for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that Zany will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to Zany by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided, further, that Zany will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in (i) the amended prospectus on file with the SEC at the time the registration statement becomes effective, (ii) in the amended prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act, or (iii) in the prospectus subject to completion under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of
 ----------------
any such Holder or any such controlling person, if a copy of the Final Prospectus furnished by Zany to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

     "Damages" as used herein is not limited to matters asserted by third parties, but includes Damages incurred, suffered or sustained in the absence of claims by a third party.

     5.3  Certain Limitations.
          -------------------

          (a) Zany's right to indemnification for Damages under Section 5.2(a) shall accrue only if the aggregate of all such Damages exceeds $5,000 (the "Threshold Amount") and then only to the extent of any excess Damages over
 ----------------
the Threshold Amount. ONRP's right to indemnification for Damages under Section 5.2(b) shall accrue only if the aggregate of all such Damages exceeds the Threshold Amount and then only to the extent of any excess Damages over the Threshold Amount.

          (b) No indemnification shall be made (or Damages counted against the Threshold Amount) to Zany or ONRP, as the case may be, for matters to the extent that they are covered by insurance (after reduction for the reasonable costs and expenses of obtaining such insurance payment).

     5.4  Certain Procedural Matters.
          --------------------------

          (a)  A party seeking indemnification (the "Indemnified Party") shall
                                                     -----------------
give prompt written notice to the party from whom indemnification will be sought (the "Indemnifying Party") of any claim for indemnification hereunder and shall
      ------------------
provide to the Indemnifying Party as soon as practicable thereafter all information and documentation necessary to support and verify the claim asserted (or which would be asserted if not below the Threshold Amount), and the Indemnifying Party and his or its representatives shall be given access to all personnel, properties, books and records that the Indemnifying Party reasonably determines to be related thereto.

          (b) If any legal proceeding is instituted or any claim or demand is asserted by any person in respect of which and Indemnified Party may seek to assert a claim for indemnification hereunder, the Indemnified Party shall promptly cause written notice of the assertion of any such legal proceeding, claim or demand to be made to the Indemnifying Party; provided that the failure to so notify the Indemnifying Party shall not reduce or adversely affect the right of the Indemnified Party to assert a claim for indemnification hereunder with respect to such legal proceeding, claim or demand except to the extent that the Indemnifying Party is materially prejudiced thereby. The Indemnifying Party shall have the right at any time, at his or its option and expense, to participate in (but not to control) the defense of any such legal proceeding, claim or demand (including without limitation the right to participate in negotiations and settlement discussions). The Indemnified Party and the Indemnifying Party shall cooperate fully with each other in connection with the defense, negotiation and settlement of any such legal proceeding, claim or demand, and the Indemnifying Party shall be given access to all personnel, properties, books and records that the Indemnifying Party reasonably determines to be related thereto. No such legal proceeding, claim or demand may be settled or compromised (nor shall any agreement be entered into or commitment made with respect to any settlement or compromise) without the written consent of the Indemnifying Party, which shall not be unreasonably withheld.

     5.5  Exclusive Remedy. This Section 5 sets forth the exclusive right of the
          ----------------
parties, from and after the date hereof, to obtain indemnification or other compensation for, or to assert any claim in respect of, any Damages resulting from the transactions contemplated by this Agreement, and all other rights are expressly waived for the benefit of the parties hereto and their investors, shareholders, officers, directors and employees. The limitations contained in this Section 5 however, shall not limit the liability of any party hereto with respect to any actual fraud of such party.

     5.6  Resolution of Conflicts; Arbitration.
          ------------------------------------

          (a) In case an Indemnifying Party shall object to any indemnification claim or claims by an Indemnified Party, the Indemnifying Party and the Indemnified Party shall attempt in good faith for thirty (30) days to agree upon the rights of the respective parties with respect to each of such claims.

          (b) If no such agreement can be reached after good faith negotiation, either the Indemnifying Party or the Indemnified Party may, by written notice to the other, demand arbitration of the matter unless the amount of the Damages is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or both the Indemnifying Party and the Indemnified Party agree to arbitration; and in such event the matter shall be settled by arbitration conducted by a single arbitrator. The Indemnifying Party and the Indemnified Party shall jointly select an arbitrator. If the Indemnifying Party and the Indemnified Party fail to agree upon an arbitrator within ten (10) days, an arbitrator shall be selected for them by the American Arbitration Association. The decision of the arbitrator so selected as to the validity and amount of any indemnification claim shall be binding and conclusive upon the parties to this Agreement.

          (c) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall be held in Montgomery County, Pennsylvania under the commercial rules then in effect of the American Arbitration Association. The non-prevailing party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative fee of the American Arbitration Association, and the expenses, including without limitation, attorneys' fees and costs reasonably incurred by the other party to the arbitration.

6.   REGISTRATION RIGHTS

     6.1  Definitions. As used in this Agreement, the following terms shall have
          -----------
the following meanings:

          (a)  "Affiliate" shall mean, with respect to any Person (as defined
                ---------
below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

          (b)  "Business Day" shall mean a day Monday through Friday on which
                ------------
banks are generally open for business in New York.

          (c)  "Holders" shall mean ONRP and any person holding Registrable
                -------
Securities or any person to whom the rights under Section 6 have been transferred in accordance with Section 6.7 hereof.

          (d)  "Person" shall mean any person, individual, corporation, limited
                ------
liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

          (e)  The terms "register," "registered" and "registration" refer to
                          --------    ----------       ------------
the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          (f)  "Registrable Securities" shall mean not more than 312,500 shares
                ----------------------
of 1,250,000 Shares sold hereunder; provided, however, that securities shall
                                    --------  -------
only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) are held by a Holder or a permitted transferee pursuant to Section 6.7, or (D) have not become eligible for sale pursuant to Rule 144 (or any successor thereto) under the Securities Act.

          (g)  "Registration Expenses" shall mean all expenses incurred by Zany
                ---------------------
in complying with Section 6.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for Zany, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration and all expenses incurred by any Holder, including, without limitation, all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

          (h)  "Registration Statement" shall have the meaning ascribed to such
                ----------------------
term in Section 6.2.

          (i)  "Registration Period" shall have the meaning ascribed to such
                -------------------
term in Section 6.2.

     6.2  Registration Statement. Subject to the last sentence of this Section
          ----------------------
6.2, Zany will, upon the request of ONRP, but in no event prior to the later of
(a) the receipt by Zany of either (i) a waiver from each holder, other than ONRP (a "Private Placement Holder"), of outstanding registration rights on the date
    ------------------------
hereof of all existing rights with respect to the registration of shares of Zany Common Stock in connection with the registration of shares of Zany Common Stock pursuant to this section 6.2 or (ii) a request that the shares of non-waiving Private Placement Holders be included in the Registration Statement (in no event shall the process of obtaining waivers or accepting such registration requests take longer than forty-five (45) days after ONRP's request) and (b) three months following the date of this Agreement, (x) file a registration statement on Form S-3, or if Zany is ineligible to use Form S-3, then on Form S-1 (the "Registration Statement") with respect to (i) the resale of not more than
 ----------------------
312,500 shares of Common Stock sold pursuant to this Agreement and use its best efforts to have such Registration Statement declared effective by the SEC prior to the date which is ninety (90) days after the date on which the Registration Statement is filed; provided, however, that Zany will have no obligation to
                    --------  --------
request that the Registration Statement be declared effective prior to the date that is six (6) months after the date of this Agreement, and (y) cause such Registration Statement to remain effective until the earlier of (i) such date as the holders of the securities have completed the distribution described in the Registration Statement or (ii) at such time that such shares are no longer, by reason of Rule 144 under the Securities Act, required to be registered for the sale thereof by such holders. The period of time during which Zany is required hereunder to keep the Registration Statement effective is referred to herein as the "Registration Period." Notwithstanding the foregoing, in the event a
     -------------------
Private Placement Holder in lieu of delivering a waiver of registration rights, requests that his shares be included in the Registration Statement, then the number of shares to be registered by the Holders shall be reduced, on a pro rata basis with such Private Placement Holder(s), so that the total number of shares required to be registered pursuant to this Section 6.2 does not exceed 312,500 shares; provided, that in the event the number of shares held by the Holders is reduced by 50% or more, then the Holders shall have the right, one time only, to request that Zany file another Registration Statement pursuant to this Section
6.2. Within sixty (60) days of the date hereof, Zany agrees, regardless of whether ONRP has exercised its rights under this Section 6.2, to use reasonable efforts to seek a waiver of registration rights from the Private Placement Holders in connection with the registration of shares of Zany Common Stock pursuant to this Section 6.2.

     6.3  Expenses.  All Registration Expenses, regardless of whether the
          --------
registration statement is declared effective, incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 6.2, including, without limitation, all Registration Expenses relating to the sale of securities registered by or on behalf of any Holder shall be borne by the Holders, on a pro rata basis.

     6.4  Further Agreements.  In the case of the registration, qualification,
          ------------------
exemption or compliance effected by Zany pursuant to this Agreement, Zany shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. Zany shall at ONRP's expense:

          (a) use its reasonable best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which Zany determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. Notwithstanding the foregoing, at Zany's election, Zany may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as they are no longer, by reason of Rule 144 of the Securities Act (or other exemption from registration acceptable to Zany) required to register for the sale thereof;

          (b)  advise the Holders:

               (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

               (iv) of the receipt by Zany of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

          (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

          (d) furnish to each Holder at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the SEC;

          (e) during the Registration Period, deliver to each Holder as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and Zany consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

          (f) during the Registration Period, deliver to each Holder (i) as soon as practicable, one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its shareholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to shareholders, its annual report on Form 10-K (or similar form); (C) each of its quarterly reports to its shareholders, and, if not included in substance in its quarterly reports to shareholders, its quarterly report on Form 10-Q (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

          (g) prior to any sale of Registrable Securities by a Holder pursuant to the Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that Zany shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

          (h) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three (3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

          (i) upon the occurrence of any event contemplated by Section 6.4(b)(v) above, Zany shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

          (j) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

     6.5  Covenants of Holder.
          -------------------

          (a) Each Holder agrees that, upon receipt of any notice from Zany of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 6.2 until its receipt of copies of the supplemented or amended prospectus from Zany and, if so directed by Zany, each Holder shall deliver to Zany all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          (b) Each Holder shall suspend, upon request of Zany, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 6.2 during (i) any period not to exceed two 46-day periods within any one 12-month period Zany requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 60-day period per circumstance or development, when Zany determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on Zany or is otherwise inadvisable.

          (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to Zany with such information regarding such Holder and the distribution proposed by such Holder as Zany may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 6.

          (d) Each Holder hereby covenants with Zany (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify Zany by letter at least five (6) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

          (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of Zany unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to Zany to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

          (f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

          (g) At the end of the period during which Zany is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from Zany of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify Zany of the number of shares registered which remain unsold immediately upon receipt of such notice from Zany.

     6.6  Covenants of Zany.  With a view to making available to the Holders the
          -----------------
benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, Zany shall use its reasonable best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

          (b) file with the SEC in a timely manner all reports and other documents required of Zany under the Exchange Act; and

          (c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by Zany as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of Zany, and such other reports and documents of Zany as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

     6.7  Assignment.  The rights to cause Zany to register Registrable
          ----------
Securities granted to the Holders by Zany under Section 6.1 may be assigned in full by a Holder in connection with a transfer by such Holder of all, but not less than all, of its Registrable Securities to a Person, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to Zany; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 6.7, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

7.   RELEASE.

     ONRP and Zany hereby release and forever discharge each other, and each other's applicable successors, assigns and affiliates, and its and their respective directors, officers, employees and representatives of and from any and all past or present causes of action, actions, damages, losses, liabilities, obligations, claims, and demands, known or unknown, including, without limitation those arising out of any past performance, breach or alleged breach of the WSSA or DSLA; provided, however, that such release shall not prevent ONRP
                     --------  -------
or Zany from seeking recovery of any damages, losses, liabilities or obligations relating to the other's (or the other's affiliates') future performance, breach or alleged breach of this Agreement or any other ongoing agreement between ONRP and Zany (or their respective affiliates), or seeking recovery under the indemnification provisions of this Agreement or any such other ongoing agreement.

8.   GENERAL.

     8.1  Additional Agreements; Best Efforts. Each of the parties agrees to use
          -----------------------------------
their reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including cooperating fully with the other party, including by provision of information. In case at any time after the date of this Agreement any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action.

     8.2  Assignment and Binding Effect. All of the terms and provisions of this
          -----------------------------
Agreement shall be binding upon and inure to the benefit of parties and their successors and permitted assigns of the parties hereto; provided, however, that
                                                        --------  -------
no assignment, delegation or
other use of any right or duty may be made by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     8.3 Entire Agreement; Amendment; Waiver. This Agreement sets forth the
         -----------------------------------
entire understanding of the parties hereto with respect to the transactions contemplated hereby. Each of the Schedules and Exhibits to this Agreement is incorporated herein by this reference and expressly made a part hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement. This Agreement shall not be amended or modified except by a written instrument duly executed by each of the parties hereto. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     8.4  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered (which deliveries may be made by telefax) shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     8.5  Expenses.  Zany has paid and will pay the fees, expenses and
          --------
disbursements of Zany and its agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement. ONRP has paid and will pay the fees, expenses and disbursements of ONRP and its agents, representatives, financial advisers, accountants and counsel incurred in connection with the subject matter of this Agreement.

     8.6  Notices. Any notice, request, claim, demand, waiver, consent, approval
          -------
or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by telefax (with confirmation of receipt), on the third business day after posted by registered or certified mail, postage prepaid, or on the next business day after sent by recognized overnight courier service, as follows:

     If to Zany to:

          Zany Brainy, Inc.
          2520 Renaissance Boulevard
          King of Prussia, PA 19406
          Attention.: Legal Department
          (Telecopy: 610-278-7800)

          with a required copy to:

          Morgan, Lewis & Bockius LLP
          1701 Market Street
          Philadelphia, PA 19103
          Attention: Joanne R. Soslow, Esq.
          (Telecopy: 215-963-5299)

     If to ONRP to:

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

          Online Retail Partners Inc.
          1440 Broadway
          New York, NY 10018
          Attention: Legal Department
          (Telecopy: 212-653-8401)

or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein.

     8.7  Governing Law.  This Agreement and the rights and obligations of the
          -------------
parties under this Agreement shall be governed by, and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

     8.8  Severability. If any provision of this Agreement or the application
          ------------
thereof to any person or circumstance is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstance in any other jurisdiction or to other persons or circumstances in any jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

     8.9  No Benefit to Others.  The representations, warranties, covenants and
          --------------------
agreements contained in this Agreement are for the sole benefit of the parties hereto and, in the case of Article 5, the Zany Indemnified Persons and the ONRP Indemnified Persons, and their heirs, administrators, personal representatives, successors and assigns, and they shall not be construed as conferring any rights on any other persons.

     8.10 Further Representations. Each party to this Agreement acknowledges and
          -----------------------
represents that it, he or she has been represented by its, his or her own legal counsel in connection with the transactions contemplated by this Agreement, with the opportunity to seek advice as to its, his or her legal rights from such counsel. Each party further represents that it is being independently advised as to the tax consequences of the transactions contemplated by this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            ZANY BRAINY, INC.
                                            By:_____________________________
                                            Name:
                                            Title:

                                            ONLINE RETAIL PARTNERS INC.
                                            By:_____________________________
                                            Name:
                                            Title:

                  [Signature page to Stock Purchase Agreement]

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